                                   CONTRACT

      THIS CONTRACT Executed this 31st day of Oct, 1997, by and between the JACKSONVILLE ELECTRIC AUTHORITY, Jacksonville, Florida, hereinafter called the OWNER, and WESTSTAR ENVIRONMENTAL, INC., hereinafter called the CONTRACTOR,

                                  WITNESSETH:

      WHEREAS, CONTRACTOR was the lowest and best responsible bidder for biosolids hauling services for the City of Jacksonville ("City") for the initial term January 1, 1997 through September 30, 1997, with up to four (4) annual renewals at the discretion of the City (the "Contract"); and

      WHEREAS, during that said initial year, CONTRACTOR performed said biosolids hauling services in accordance with specifications hereinafter referred to at a price not to exceed $0.01157/gallon; and

      WHEREAS, on June 1, 1997, the City transferred ownership and operation of its water and wastewater utility to OWNER, at the same time the City transferred and assigned all contracts related to said utility, including said Contract to OWNER; and

      WHEREAS, the OWNER and the CONTRACTOR have agreed to exercise the first of the four (4) annual renewals and CONTRACTOR shall perform said biosolids hauling services, pursuant to specifications, for compensation not to exceed $0.01184/gallon, all other prices remaining unchanged; and

      WHEREAS, pursuant to said renewal and the OWNER's maximum indebtedness, for the first annual renewal period from October 1, 1997 through September 30, 1998 shall be a total amount not to exceed $825,000.00; and

      WHEREAS, said Contract should reflect contract assignment, the first annual renewal, and incorporation of OWNER"S contractual terms and conditions; now, therefore

      IN CONSIDERATION of the Contract and for the mutual promises herein contained and for other good and valuable consideration the parties agree that:

      1. The above stated recitals are true and correct and, by this reference, are incorporated herein and made a part hereof.

      2. The Contract between the City and the CONTRACTOR has been transferred and assigned by the City to the OWNER and the OWNER shall replace the City in said Contract. Wherever said contract refers to the "City of Jacksonville" or the "City", these terms shall mean the "Jacksonville Electric Authority" or "JEA" as the text permits or dictates.

      3. The CONTRACTOR is the lowest and best responsible bidder for biosolids hauling services for Jacksonville Electric Authority for period October 1, 1997 through September 30, 1998 in accordance with plans and specifications hereinafter referred to, and has been awarded the contract for said work pursuant to award made September 11, 1997.

      4. The CONTRACTOR will, at its own cost and expense, do the work required to be done and furnish the materials required to be furnished on said work in accordance with plans and specifications previously approved by the City of Jacksonville, numbered CS-0010-97, with the bid opening date of October 30, 1996, designated as "City of Jacksonville, Florida, Department of Public Utilities, Biosolids Hauling" and strictly in accordance with the advertisement calling for bids, plans, specifications, blueprints, requirements of the said City


                                      -2-
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of Jacksonville and the Jacksonville Electric Authority in JEA Invitation For
Bids No. WSC-361-97, proposal of the said CONTRACTOR, and award therefor, now on file in the office of the Director of Procurement of the Jacksonville Electric Authority (herein after called "Contract Documents") all of which are hereby especially referred to and, by reference, made a part hereof to the same extent as if fully set out herein, for the total sum not to exceed EIGHT HUNDRED TWENTY-FIVE THOUSAND AND 00/100 DOLLARS ($825,000.00) at and for the prices and on the terms contained in the CONTRACTOR's said proposal for the doing of said work and the said award therefor, and the Contract Documents hereinabove specifically referred to and made a part of this Contact. This Contract may be renewed for up to three (3) additional one (1) year periods at OWNER's sole discretion, upon mutually acceptable terms and conditions.

      5. During the term of the Contract, OWNER and CONTRACTOR are encouraged to identify ways to reduce the total life-cycle cost to OWNER of the supplies or services provided by the CONTRACTOR. OWNER and CONTRACTOR may negotiate Contract amendments that allow such reductions in total costs including, but not limited to the sharing of savings resulting from implementation of cost-reducing initiatives between OWNER and CONTRACTOR.

      6. OWNER encourages CONTRACTOR to employ firms certified as Jacksonville Electric Authority Minority Business Enterprise ("MBE") firms as subcontractors to the maximum extent practical. During the term of the Contract, OWNER and CONTRACTOR may negotiate Contract amendments that support and allow for the employment of such MBE firms by CONTRACTOR including, but not limited to changes in the price to OWNER of the supplies or services supplied by CONTRACTOR.


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      7. On the faithful performance of this Contact by CONTRACTOR, the OWNER shall pay the CONTRACTOR in accordance with the terms and on the conditions stated in said proposal, award, plans and specifications, and the said Contract Documents hereinabove specifically referred to and, by reference, made a part hereof.


        [The remainder of this page has been left blank intentionally.]


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      IN WITNESS WHEREOF, the parties hereto have duly executed this contract, in duplicate, the day and year first above written.


ATTEST:                                JACKSONVILLE ELECTRIC AUTHORITY

                                       By
-----------------------------            -----------------------------
Maxine M. Wiggins                        Walter P. Bussells
Its Administrative Assistant             Managing Director

                                       OWNER


                                       WESTSTAR ENVIRONMENTAL, INC.

                                       By /s/ Michael E. Ricks
-----------------------------            -----------------------------
Sign Name                                Sign Name


                                         Michael E. Ricks
-----------------------------            -----------------------------
Print or Type Name                       Print or Type Name

                                       Its Pres./C.E.O.
-----------------------------             ----------------------------
Title                                     Title

                                       CONTRACTOR


      I hereby certify that the expenditure contemplated by the foregoing contract has been duly authorized, and provision has been made for the payment of the monies provided therein to be paid.

                                       /s/ John J. Wolfel 10/12/97
                                       -------------------------------
                                       JOHN J. WOLFEL
                                       Controller  4308
                                       Jacksonville Electric Authority


Form Approved:


/s/ Neil McArthur Jr.
-----------------------------
Assistant General Counsel